SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



AMENDED FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


RIVAL TECHNOLOGIES INC.
----------------------
(Name of Small Business Issuer)

British Columbia, Canada               0-49900                   NA
-------------------------        ----------------         -------------
(State or Other Jurisdiction of  Commission File        I.R.S. Employer
Incorporation or Organization)    Number                Identification
Number


Suite 300, 625 West Kent Avenue N., Vancouver, British Columbia,
Canada V6E 3C9.
-----------------------------------------------------------------------

(Address of Principal Executive Offices including Zip Code)


(604) 323-0090
--------------------------
(Issuer's Telephone Number)


Securities to be Registered Under Section 12(b) of the Act:  None

Securities to be Registered Under Section 12(g) of the Act: Common Voting Stock, NPV

Number of outstanding shares of each class of the Issuer's classes of capital or common shares of Rival Technologies Inc.: 6,103,954 common shares with no par value.

Date of earliest event reported: DECEMBER 16, 2002.

				INFORMATION TO BE INCLUDED IN THE
REPORT

INFORMATION TO BE INCLUDED IN THE REPORT

Convention

In this Form 8K all references to "Canada" are references to The
Dominion of Canada. All references to the "Government" are references to the government of Canada. Unless otherwise noted all references to "shares" or "common stock" are references to the common shares of Rival Technologies Inc. (the "Company").

In this document, all references to "SEC" or "Commission" are reference to the United States Securities and Exchange Commission. References to "$", "Cdn Dollars", or "Cdn$" are to the currency of Canada and all references to "US Dollars" or "US$" are to the currency of the United States of America. Solely for the convenience of the reader, this Form 8-K contains translations of certain Cdn Dollars amounts into US Dollars at specified rates.

Exchange Rate Information

The rate of exchange means that noon buying rate in New York City for cable transfer in Canadian dollars as certified for customs proposed by the Federal Reserve Bank of New York. The average rate means the average of the exchange rates on the last date of each month during a year.


		  2001	2000		1999		1998		1997

High		  1.6034	$1.5583	$1.4849	$1.5770	$1.4328
Low		  1.4935	1.4318	1.4420	1.4100	1.3470
Average for
Period	  1.5494	1.4854	1.4857	1.4894	1.3800
End of Period 1.5928	1.4995	1.4433	1.5375	1.4328

The exchange rate on November 30, 2002 was 1.6550.

The high and low exchange rates for the most recent six months are as follows:


			July	   August     September    October    November
			2002	   2002	  2002	   2002	  2002
	High		1.5888   1.5918     1.5873       1.5980	  1.5905
	Low		1.5122   1.5538     1.5524       1.5575     1.5538

<PAGE 2>

ITEM 1.  	CHANGES IN CONTROL OF REGISTRANT.

(a)	Merger Agreement

Pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated May 30,2002, Rival Technologies Inc. ("Rival"), a British Columbia corporation, acquired all the outstanding shares of common stock of Tracker Capital Corp. ("Tracker"), a Delaware corporation, from the shareholders thereof in an exchange of an aggregate of 150,000 shares of common stock of Rival and other consideration consisting of cash and payments of certain fees and expenses equal to Cdn$30,000 (the "Acquisition"). Immediately following the Acquisition Rival Technologies (Delaware) Inc. ("Subco") a Delaware corporation and a wholly-owned subsidiary of Rival merged with Tracker (the "Merger").

The Acquisition was approved by the unanimous consent of the Board of Directors of the Tracker and its shareholders on June 14, 2002. The Acquisition was effective on June 17, 2002. The Merger was approved by unanimous consent of the respective Board of Directors of Subco and Rival on June 17, 2002. The Merger was effective on June 25, 2002. The Acquisition and Merger is intended to qualify as reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Upon effectiveness of the Acquisition and Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), Rival elected to become the successor issuer to Tracker for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective June 28, 2002.

Rival is a British Columbia company with its head office in the city of North Vancouver, British Columbia, Canada.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-
K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b)	Control of Rival

Rival had 5,953,934 shares of common stock issued and outstanding prior to the Acquisition, and will have 6,103,934 shares issued and outstanding following the Acquisition. Tracker had 750,000 shares of common stock issued and outstanding prior and after the Acquisition.

The following table sets forth each person known by Tracker to be the beneficial owner of five percent or more of the Tracker's Common Stock, prior to the closing of the Acquisition, all directors individually and all directors and officers of Tracker as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

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                  Name and Address       Amount and Nature     Percent
Title of Class    of Beneficial Owner    of Beneficial Owner   of Class
-------------     -------------------      -------------------  -------
Common shares      Jeffery Lightfoot		750,000		100%
No par value       700-625 Howe Street
	             Vancouver BC

All Directors and Officers as a Group	      750,000	      100%

The following table sets forth certain information regarding the beneficial ownership of the Common Stock of Rival as of June 25, 2002, after taking into effect the Acquisition, of (1) each person who is known to Rival to own beneficially more than 5% of Rival's outstanding Common Stock, (2) each of Rival's directors and officers, and (3) all directors and officers of Rival as a group:


               	Name and Address        Amount and Nature    Percent
Title of Class 	of Beneficial Owner     of Beneficial Owner  of Class
-------------     -------------------      -------------------  -------

No Par Value 	Perry Guglielmi
Common Stock	President and Director	    45,131 Shares      0.73%
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value	Robin J. Harvey	               0 Shares      0%
Common Stock	Director
			Suite 200, 100 Park Royal
			West Vancouver, BC,
			Canada, V7T 1A2

No Par Value   	Elio Guglielmi			834,087 Shares   13.6%
Common Stock      Holder of Over 5%
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value   	Peter G. Matthews		     3,991,087 Shares
67.03%
Common Stock      Holder of Over 5%
			Suite 200, 100 Park Royal
			West Vancouver, BC,
			Canada, V7T 1A2

All Directors and Officers as a Group	        45,131 Shares	0.73%

(1)	All ownership is beneficial and of record, unless indicated
otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents that are exercisable within 60 days.

(2)  	Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

As of March 26, 2002 Rival had 141 shareholders of record.

Other than as disclosed above Rival is not aware of any other company, any foreign government or any other person, jointly or severally, that directly or indirectly controls Rival. Rival is not aware of any arrangements the operation of which may at a future date result in a change in control of Rival.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Rival's common stock that may be acquired upon exercise of stock options or warrants are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Rival's common stock indicated as beneficially owned by them.

(c)    Description of Tracker Capital Corp.

Tracker Capital Corp ("Tracker") was organized under the laws of the State of Delaware on October 18, 2000. Tracker was organized for the purposes of creating a corporate vehicle to locate and acquire an operating business entity which management of Tracker felt would be a suitable acquisition (a "Target Company"). Tracker recognized that as a result of its limited financial, managerial and other resources, the number of suitable potential businesses that would be available to it would be limited.

Tracker Capital Corp. did not, until the Merger, engage in any business activities other than the identifying, investigating, and analyzing potential Target Companies.

(d)	 Blank Check Companies

It is view of the staff of the Commission that, both before and after the business combination or transaction with an operating entity or other person, the promoters or affiliates of blank check companies as well as their transferees, are "underwriters" of the securities issued and as such securities issued by a blank check company can only be resold through registration under the Act unless there is an applicable exemption. It is the view of staff of the Commission that Rule 144 would not be an available exemption. Accordingly the shares of Rival issued to Jeffrey Lightfoot, as well as any transferees or affiliates, are in the view of staff of the Commission, shares issued to an underwriter and can only be resold through registration under the Act unless there is an applicable exemption.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

(a)	Criteria for Merger

The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Tracker and Rival.

In evaluating the Acquisition, Tracker used criteria such as the value of assets of Rival, Rival's anticipated operations and acquisitions, material contracts, business name and reputation, quality of management, and current and anticipated operations. Tracker determined that the consideration for the merger was reasonable. In evaluating Tracker, Rival placed a primary emphasis on Tracker's status as a reporting company under the Section 12(g) of the Securities Exchange Act of 1934,(the
"Act") as amended, and Tracker's facilitation of Rival becoming a reporting company under the Act.

(b)	Corporate History of Rival.

Rival was incorporated in the Province of British Columbia, Canada on February 10, 1987 under the name North American Fire Guardian
Technologies Inc. On March 20, 2000 Rival changed its name to Rival Technologies Inc.

On January 28, 2000 Rival consolidated its issued and outstanding share capital on a 10 to 1 basis such that 14,951,290 issued common shares were consolidated into 1,495,129 issued common shares. At the same time Rival cancelled 452,500 escrow shares, leaving a balance of 1042,629 common shares issued and outstanding. On November 5, 2001 Rival settled outstanding debt of $1,070,098 by issuing 4,661,305 common shares. On December 3, 2001, Rival completed a private placement of $30,000 by issuing 250,000 common shares plus 250,000 warrants to purchase an 250,000 common shares at a purchase price of $0.15 per share until December, 2003.

Trading

The Common Shares of Rival are currently listed on the TSX Venture Exchange under the symbol RTI.

Offices

Rival has executive offices at Suite 300, 625 West Kent Avenue N., Vancouver, British Columbia, Canada V6E 3C9 that consists of 2,000 square feet. Rival has entered into a lease agreement that expires in July, 2004 at a cost of approximately $3,000 per month. Rival maintains storage space for inventory in a bonded warehouse located in Montreal, Quebec, Canada. This storage is maintained on a monthly basis at a cost of $225 per month. As most storage and manufacturing activities of Rival are carried our by others on a contractual basis Rival believes its present business premises are adequate for its current needs.

Employees

As of June 13, 2002, Rival has one full time and no part time employees. From time-to-time, Rival uses and intends to continue using the services of independent contractors and consultants to support product research and development, marketing, sales and business development. Currently Rival utilizes the services of approximately one part-time and no full-time consultants depending on need.

Business of Rival

Rival was incorporated in 1987 for the purpose of developing a line of fire extinguishing products that would be an alternative to Halon.
These products consist of vapor gas that smothers a fire in confined areas. They are used in commercial applications where water or solid chemicals would cause damage to expensive equipment, such as computers. Rival developed a product, known as NAF, with two main advantages over Halon, being less toxic to humans and less damaging to the Ozone layer.

On November 13, 1996, Rival received an acceptable determination from the United States Environmental Protection Agency ("EPA") for its NAF S-III product, allowing it to sell the product in the United States.

From 1989 to present Rival has been invited by the EPA, the National Fire Protection Association ("NFPA") Environment Canada and other US and Canadian agencies to participate in a number of forums to formulate regulations and standards for the fire industry as it relates to the environment.

Sales of NAF S-III in North America have been steady over the past number of years. However, at the same time environmental policy in the United States and Canada has scheduled the gradual reduction of fire extinguishants that use Ozone Depleting Products ("ODPs"). This reduction will commence at the end of 2004 with complete elimination by 2030. As the NAF S-III like all Halon type fire extinguishers contain
ODPs Rival believes that future sales of NAF S-III will continue to decrease over time. While new products have been introduced by Dupont and Tyco that do not contain ODPs the use of these products require the installation of new equipment. Rival believes that there will continue to a market for its product as a replacement for Halon 1301 in existing applications. Rival intends to expand its business operations in the next year through the acquisition of additional fire prevention products. At this time no acquisitions are being contemplated by Rival.

Competition

Rival faces competition from existing manufacturers, distributors and suppliers. As a member of National Fire Protection Association, the Defense Fire Protection Association and the United Nations Halon Replacement Subcommittee, Rival is versed on the fire extinguishant alternatives currently available and those proposed for the future. While Rival believes that it can compete effectively, many competitors have substantially greater resources and recognized business names.

Products

NAF S-III is an advanced extinguishing formula developed by Rival as an economical, effective, environmentally friendly alternative to Halon 1301 in total flooding fire suppression systems. NAF S-III is a unique blend of hydrochlorofluorocarbons (HCFC), and an ingredient added to decrease the production of breakdown products such as hydrogen fluoride
(HF), to produce an effective fire-fighting agent. This blend is used so that the physical and fire extinguishing properties can be optimized while remaining environmentally benign.

Because NAF S-III is primarily a blend of HCFC, it is a halogenated agent and shares some characteristics with other halogenated agents including Halon 1301. However, NAF S-111 is environmentally safer than anything currently available for commercial users. It has significantly lower ozone depletion potentials and global warming potentials, and its atmospheric lifetime is much shorter (seven years for NAF S-III versus 107 years for Halon 1301). NAF S-111 can be used in total flood or fixed system commercial applications. NAF S-III is listed as an acceptable alternative to Halon 1301 under the EPA's Significant New Alternatives Policy (SNAP) Program and on Environment Canada's Ozone Depleting Substances Alternatives and Suppliers List.

Physical Properties				NAF S-III(tm)

Molecular Weight					92.9
Liquid Density at 25*C (g/ml) 		1.2
Vapor Density at 20*C (kg/m3) 		3.86
Vapor Pressure at 25*C (kPa) 			948
Boiling Point at 1 atm. 			-38.3*C
Relative Dielectric Strength at 25*C 	1.32
Residue none

Environmental regulations for products such as NAF S-111 have remained unchanged since the implementation of the Montreal Protocol in 1992. It provides for a gradual reduction in the use of ODPs commencing at the
end of 2004 with elimination by 2030.   NAFS-111, is used in existing
fire extinguishant systems as a replacement for Halon 1301, but will eventually be phased out during this same period of time as it contains ODPs as well.

As a result of environmental regulations, companies are developing and selling products that do not contain ODPs for use in new systems. For example Dupont has developed FE 25 as a long term replacement for Halon 1301, and Tyco International Ltd has developed a new product called Inergent. Nevertheless Rival believes that there will continue to a market for its product as a replacement for Halon 1301 in existing applications.

The NFPA 2001 Standard prescribes two approaches for the determination of design concentration. For Class B fires (flammable liquids and gases) the standard requires that a design concentration be demonstrated cup burner extinguishing concentration value plus a 20 percent safety factor. For Class A surface fires, the standard requires that a minimum design concentration be one determined by test - as part of a listing program - plus a 20 percent factor of safety. For NAF S-III(tm) the minimum design concentration for Class A fires is 8.6%.

NAF S-III has received regulatory recognition including the following:

- NAF S-III is listed as an acceptable alternative to Halon 1301 in the EPA Significant New Alternatives Policy (SNAP) list.

- NAF S-III is included in Environment Canada's Ozone Depleting
Substance Alternatives Suppliers List.

- NAF S-III is Included in NFPA 2001 Standard on Clean Agent Fire
Extinguishing Systems produced by the National Fire Protection
Association.

- NAF S-III is listed by Underwriters' Laboratories of Canada (ULC) under their Component Recognition Program.

Distribution/Customers

Rival currently distributes NAF S-111 throughout North America with its inventory located in New Jersey, USA and Montreal, Canada. It also has established relationships with chemical manufactures in North America to enable further distribution across the United States and Canada.

Rival currently has two customers, Tyco International Ltd., (www.tyco.com) ("Tyco") and GMB Group International Holding
(www.gmb-group.com) ("GMB"). Tyco and GMB represent approximately
80% and 20% of Rival's business respectively. Neither Tyco or GMB have ongoing commitments to purchase the products of Rival.

Proprietary Technology

Rival has no proprietary technology or proprietary rights over its products.

Manufacturing

Rival uses an independent contractor to manufacture NAF S-III for sale in the United States and Canada, as and when needed to fulfill orders from customers.

Marketing Strategy

The fire protection industry is a relatively small group of established businesses that know and deal with one another. Rival became known by participating in environmental policy with the EPA and standardization of the clean agent fire extinguishing applications. Rival has received "Product Recognition based on its fire efficacy under the Component Recognition Programme of the Underwriter's Laboratories." This has allowed Rival to sell NAF S-111 offering UL listed fire suppression systems that incorporate the product in their OEM equipment.

The main focus of marketing efforts to date has been with equipment manufacturers and distributors, who are responsible for any changeover from older products. NAF S-III is virtually a "drop-in" replacement for Halon 1301. With the implementation of the scheduled gradual reduction of fire extinguishants that use ODPs at the end of 2004 Rival expects to shift its marketing efforts with manufacturers of new equipment to the supply of NAF S-III as a replacement for Halon 1301 in the maintenance of existing operations.

Funding requirements

Rival has been engaged in the distribution and sale of NAF products since its inception. This business provides sufficient revenue to meet Rival's current working capital requirements for the next 10 months. Management believes the business should concentrate on financing its own self-development for the immediate short term.

As a long-term strategy, Rival intends to raise additional capital through a private placement or public offering of stock, if and when the opportunity to expand its business operations arises. The proceeds received from any immediate stock offerings will be used to finance the expansion of Rival's business operations. Rival believes it will need to raise additional funds in order to expand its operations, and its ability to expand operations will therefore depend upon its ability to raise additional funds through bank borrowings, equity or debt financing.
There is no assurance that Rival will be able to obtain additional funding when needed, or that such funding, if available, can be obtained on terms acceptable to Rival.

Rival anticipates raising such additional capital through public or private financings, as well as through loans and other resources. There is no assurance that the necessary funds would be available to Rival on terms and conditions acceptable to it. Failure to obtain such additional funding could result in delay or indefinite postponement of some or all of Rival's products to the market place or the ability to supply sufficient product to the market place on a continual and profitable basis.

Any funds raised by Rival through the issuance of equity or convertible debt securities will cause Rival's current stockholders to experience dilution. Such securities may grant rights, preferences or privileges senior to those of Rival's common stockholders.

(c) 	Management's Discussion and Analysis of Financial Condition and
Results of Operations

United States Generally Accepted Accounting Principles

See note 9 to the Financial Statements for a comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Year Ended December 31, 2000 ("Fiscal 2000") compared to December 31, 1999 ("Fiscal 1999")

Sales

Sales decreased slightly to $242,317 in Fiscal 2000 as compared to $269,031 in Fiscal 1999, due to general decrease in demand for Rival's product. Rival's entitlement to royalty income from European sales of its product ended in Fiscal 2000. Cost of sales increased substantially in Fiscal 2000 as compared to Fiscal 1999 due to price increases from a subcontractor of Rival responsible for mixing NAFS-111. Rival changed to an alternative subcontractor in Fiscal 2001.

General and Administrative

General and Administrative costs were $178,969 in Fiscal 2000 as compared to $390,025 in Fiscal 1999, (excluding depreciation and amortization of $510,968 and research and development of $162,291), representing a decrease of 54%. This decrease was primarily attributed to efficiency improvements in the Rival's administrative operations, decreased management services.

Research and Development

Rival incurred $162,291 in Research and Development costs relating to its NAF product during fiscal year 1999 and none in fiscal year 2000. This decrease was a result of Rival not requiring any further research and development relating to its product.

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Liquidity and Capital Resources

To date, funding for Rival's business and ongoing operations has come from common share issuances and sales of its products. During Fiscal 2000, Rival issued no new common shares.

Rival's cash position at December 31, 2000 was $5,894 as compared to $40,925 at December 31, 1999, representing a decrease of 86%.

Rival's net working capital position (current assets less current liabilities) decreased to negative ($1,164,655) in Fiscal 2000 from negative ($1,001,202) in Fiscal 1999 due primarily to decreasing inventory.

In Fiscal 2000, operating activities created a net loss of $163,453. This loss was offset primarily through the sale of excess inventory.

Comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Had Rival followed U.S. GAAP its Net Loss for 1999 would have been $535,228 as compared to Canadian GAAP of a Net Loss of $754,798. This difference is a result of $219,570 of research and development costs expensed under Canadian GAAP but incurred in prior years. There were no differences between U.S. GAAP and Canadian GAAP in Fiscal 2000.

Year Ended December 31, 2001 ("Fiscal 2001") compared to December 31, 2000 ("Fiscal 2000")

Sales

Sales decreased slightly to $229,924 in Fiscal 2001 as compared to $242,317 in Fiscal 2000, due to general decrease in demand for the product. Cost of Sales decreased to $125,622 in Fiscal 2001 as compared to $226,801 in Fiscal 2000, due to a change in suppliers.

General and Administrative

General and Administrative costs were $104,090 in Fiscal 2001 as compared to $178,969 in Fiscal 2000, representing a decrease of 42%. This decrease was primarily attributed to efficiency improvements in Rival's administrative operations and management temporarily working without compensation during the first and second quarter of Fiscal 2001.

Research and Development

Rival did not incur any Research and Development costs during fiscal year 2001.

Liquidity and Capital Resources

To date, virtually all funding for Rival's business and ongoing operations has come from common share issuances and sales of its products. During Fiscal 2001, Rival raised approximately $30,000 in equity, and converted $1,070,098 of debt into common shares.

Rival's cash position at December 31, 2001 was $22,407 as compared to $5,894 at December 31, 2000, representing a 380% increase.

Rival's net working capital position (current assets less current liabilities) increased to $9,140 in Fiscal 2001 from negative ($1,164,655) in Fiscal 2000 due primarily to the conversion of $1,070,098 in debt of to equity, plus a private placement of $30,000 in Fiscal 2001.

In Fiscal 2001, operating activities provided sufficient cash to pay operating overhead, leaving a marginal gain of $212 before other items. On November 5, 2001 Rival settled outstanding debt of $1,070,098 by issuing 4,661,305 common shares. On December 3, 2001, Rival completed a private placement of $30,000 by issuing 250,000 common shares plus 250,000 warrants to purchase an 250,000 common shares at a purchase price of $0.15 per share until December, 2003.

Comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Had Rival followed U.S. GAAP its Net Loss for 2001 would have been
$74,788 as compared Net Earnings of $584,022 using Canadian GAAP.
This difference is a result of under U.S GAAP the unpaid services provided by management would be accounted for as capital contribution at the fair market value of the services rendered being $75,000 whereas Canadian GAAP does not require such an adjustment. In addition under U.S GAAP stock issued to settle debts owed to related parties is recorded at the face value of the debt rather than at the fair value of the debt as required under Canadian GAAP. Accordingly a $584,022 adjustment would be made to the net earnings of Rival.

Under U.S. GAAP, Rival's Shareholder's Equity (Deficit) would be the same as under Canadian GAAP however there would be recorded in the US GAAP Balance Sheet additional line items taking into account the unpaid services contributed by management and the settlement of debt. See Note 9 of the Financial Statements.

Nine Months Ended September 30, 2002 ("Interim 2002") compared to
September 30, 2001 ("Interim 2001")

Sales

Sales decreased to $74,447 in Interim 2002 as compared to $102,018 in Interim 2001, due to a general decrease in demand for Rival's product.

General and Administrative

General and Administrative costs were $86,572 in Interim 2002 as compared to $62,452 in Interim 2001, representing an increase of 38%.
This increase was primarily attributed to the return of full compensation of management and increased accounting and legal expenses incurred by Rival in becoming a reporting issuer in the Untied States in Interim 2002.

Research and Development

Rival did not incur any Research and Development costs during Interim
2002.

Liquidity and Capital Resources

Rival's cash position at September 30, 2002 was $18,317 as compared to $57,843 at September 30, 2001, representing a decrease of 68%.

Rival's net working capital position (current assets less current liabilities) increased to negative ($43,450) in Interim 2002 from negative ($1,149,175) in Interim 2001, due primarily to settlement of debt through the issuance of common shares of Rival.

In Interim 2002, operating activities created a net loss of (52,593).

Comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Had Rival followed U.S. GAAP its services provided by management for $Nil consideration would be accounted for as a capital contribution at the fair market value of the services provided being $45,000 for Interim 2002 and $60,000 for Interim 2001. Canadian GAAP does not require such an adjustment. Accordingly the net loss for Interim 2002 would be a $97,593 (Interim 2001 a loss of $69,319) following U.S. GAAP as opposed to $52,593 (Interim 2001 a loss of $9,319) following Canadian GAAP. Under U.S. GAAP, stock issued to settle debts owed to related parties is recorded at the face value of the debt settled rather than the fair market vale of the debt as required under Canadian GAAP. Accordingly the debts settled in 2001 through the issuance of stock would require a $584,022 adjustment to the net earnings of Rival in the fourth quarter of 2001.

Capital Requirements

Rival's greatest cash requirements during Fiscal 2002 will be for funding the expansion of business operations. Rival will be seeking to fund activities and other operating needs in the next twelve months from funds to be obtained through private placements or public offerings of debt or equity securities.

Subsequent to the next 12 months, Rival plans to continue financing it operations and capital requirements with new private financings and public offerings of debt and equity securities.

Rival proposes to raise additional financing through the sale of equity securities during the next fiscal year, although there can be no assurance that such funding will be available or that such funding, if available, can be obtained on terms acceptable to Rival. In the event that future equity financing cannot be raised or negotiations for joint venture funding are not successful, Rival's activities may be curtailed.

There is no assurance that Rival will earn revenue, operate profitably or provide a return on investment to its security holders. Rival currently has no commitments of a material nature.

Qualitative Information about Market Risk

Currency Exchange Rate Sensitivity

The results of Rival's operations are subject to currency transnational risk and currency transaction risk. Regarding currency transnational risk, the operating results and financial position of Rival are reported in Canadian dollars in Rival's financial statements. The fluctuation of the US dollar in relation to the Canadian dollar will therefore have an impact upon the profitability of Rival and may also affect the value of Rival's assets and the amount of shareholders' equity.

In regards to transaction risk, Rival's functional currency is the Canadian dollar and its activities are predominantly executed using the Canadian dollar. Rival incurs a relatively small portion of its expenses in U.S. dollars. Rival has not entered into any agreements or purchased any instruments to hedge any possible currency risks at this time.

Interest Rate Sensitivity

Rival currently has no significant short term or long term debt requiring interest payments. As a result, Rival has not entered into any agreement or purchased any instrument to hedge against possible interest rate risks at this time.

Results of Operations.

Rival has sufficient revenue from operations to meet its current operating overhead. Rival expects this revenue to remain consistent for the current operating year. Rival will require additional cash to implement Rival's business strategies, including cash for (i) payment of any increased operating expenses and (ii) expansion of business operations. No assurance can be given, however, that Rival will have access to the capital markets in the future, or that financing will be available on acceptable terms to satisfy Rival's cash requirements needed to implement Rival's business strategies. Rival's inability to access the capital markets or obtain acceptable financing could have a material adverse effect on Rival's results of operations and financial condition and could severely threaten the Rival's ability to operate as a going concern.

Rival's forecast of the period of time through which Rival's financial resources will be adequate to support Rival's operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary as a result of a number of factors. Rival anticipates that it will need to raise additional capital within the next 12 months in order to continue as a going concern. Such additional capital may be raised through additional public or private financings, as well as borrowings and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution of Rival's stockholders. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available within the next 12 months, Rival may be required to curtail Rival's operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require it to relinquish rights to certain of Rival's assets that Rival would not otherwise relinquish.

Taxation

A brief description of certain provisions of the tax treaty between Canada and the United States is included below, together with a brief outline of certain taxes, including withholding provisions to which United States security holders are subject under existing laws and regulations of Canada and the United States; the consequences, if any, of state and local taxes are not considered. The following information is general and security holders should seek the advice of their own tax advisors, tax counsel or accountants with respect to the applicability or effect on their own taxes. Rival has not paid dividends on the common shares since inception and has no plans to pay dividends in the immediate future.

Canadian federal tax legislation would require a 25% withholding from any dividends paid or deemed to be paid to Rival's non-resident shareholders. However, individual shareholders resident in the United States would generally have this rate reduced to 5% through the tax treaty between Canada and the United States. The amount of stock dividends paid to non-residents of Canada would be subject to withholding tax at the same rate as cash dividends. The amount of a stock dividend (for tax purposes) would generally be equal to the amount by which the stated capital of Rival had increased by reason of the payment of such a dividend. Interest paid or deemed to be paid on Rival's debt securities held by non-Canadian residents may also be subject to Canadian withholding tax, depending upon the terms and provisions of such securities and any applicable tax treaty, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

Under the present legislation in the United States, Rival is generally not subject to United States back-up withholding rules, which would require withholding at a rate of 20% on dividends and interest paid to certain United States persons who have not provided Rival with a taxpayer identification number, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

Gains derived from a disposition of shares of Rival by a non-resident shareholder will be subject to tax in Canada only if not less than 25% of any class of shares of Rival was owned by the non-resident shareholder and/or persons with whom the non-resident did not deal at arm's length at any time during the five year period immediately preceding the disposition. In such cases, gains derived by a U.S. shareholder from a disposition of shares of Rival would likely be exempt form tax in Canada by virtue of the Canada-U.S. tax treaty, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

This discussion is not intended to be, nor should it be construed to be, legal or tax advice to any holder or prospective holder of common shares of Rival and no opinion or representation with respect tot he United States federal income tax consequences to any such holder or prospective holder is made. Holders and prospective holder should therefore consult their own tax advisors with respect to their particular circumstances.

Exchange Controls

There is no law or governmental decree or regulation in Canada that restricts the export or import of capital, or affects the remittance of dividends, interest or other payments to a non-resident holder of Common Shares, other than withholding tax requirements.

There is no limitation imposed by Canadian law or by the constituent documents of Rival on the right of a non-resident to hold or vote Common Shares, other than are provided in the Investment Canada Act (Canada). The following summarizes the principal features of the Investment Canada Act (Canada).

The Investment Canada Act (Canada) requires certain "non-Canadian" individuals, governments, corporations or other entities who wish to acquire a "Canadian business" (as defined in the Investment Canada Act), or establish a "new Canadian business" (as defined in the Investment
Canada Act) to file either a notification or an application for review with a governmental agency known as "Investment Canada". The Investment
Canada Act requires that certain acquisitions of control by a Canadian business by a "non-Canadian" must be reviewed and approved by the Minister responsible for the Investment Canada Act on the basis that the Minister is satisfied that the acquisition is "likely to be of net benefit to Canada", having regard to criteria set forth in the Investment Canada Act. Only acquisitions of control rules for the determination of whether control has been acquired and, pursuant to those rules, the acquisition of one-third or more of the voting shares of a corporation may, in some circumstances, be considered to constitute an acquisition of control. Certain reviewable acquisitions of control may not be implemented before being approved by the Minister; if the Minister does not ultimately approve a reviewable acquisition that has been completed, the acquired Canadian business would be divested. Failure to comply with the review provisions of the Investment Canada Act could result in, among other things, an injunction or a court order directing disposition of assets or shares.

Rival is in compliance with the Investment Canada Act.

(d) Risk Factors

The following risks relate specifically to Rival's business and should be considered carefully. The occurrence of any one or more of the events outlined under this section could have severe consequences on Rival's business, financial condition and results of operations including cessation of operations or bankruptcy.

Rival's limited operating history makes it difficult to evaluate Rival's current business and forecast future results.

Rival has only a limited operating history on which to base an evaluation of Rival's current business and prospects, each of which should be considered in light of the risks, expenses and problems frequently encountered in the early stages of development of all companies. This limited operating history leads Rival to believe that period-to-period comparisons of its operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance.

Lack of ongoing commitment of Rival's two major customers.

Rival currently has two customers, Tyco International Ltd., and GMB
Group International Holding neither of which have ongoing commitments to purchase the products of Rival. If one or both of these buyers cease purchasing the products of Rival, such an action would have severe consequences on Rival's business, financial condition and results of operations. In the event Tyco International Ltd. who purchases approximately 80% of the products of Rival stops purchasing Rival's products and no other customers are found in a timely manner it is likely that Rival would cease operations.

Doubt about Rival's ability to continue as a going concern.

Rival's continued existence is dependent upon its ability to raise substantial capital, maintain adequate financing arrangements and to generate profitable operations in the future. Failure of one or more of these events could have severe consequences on Rival's business, financial condition and results of operations including cessation of operations or bankruptcy.

Rival's lack of cash flow and additional funding requirements

Rival anticipates raising such additional capital through public or private financings, as well as through loans and other resources. There is no assurance that the necessary funds would be available to Rival on terms and conditions acceptable to it.

Additional funds raised by Rival through the issuance of equity or convertible debt securities will cause Rival's current stockholders to experience dilution. Such securities may grant rights, preferences or privileges senior to those of Rival's common stockholders.

Rival does not have any contractual restrictions on Rival's ability to incur debt and, accordingly, Rival could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants, which would restrict Rival's operations.

Potential fluctuations in Rival's operating results and quarterly fluctuations may adversely affect Rival's trading price.

Rival's operating results may fluctuate significantly in the future as a result of a variety of factors, many of which are outside of Rival's control. As a strategic response to changes in the competitive environment, Rival may from time to time make certain pricing, service or marketing decisions or acquisitions that could have a material short-term or long-term adverse effect on Rival's business, results of operations and financial condition.

Rival's future performance is dependent on key personnel.

Rival's performance is substantially dependent on the performance and continued efforts of Rival's President, Perry Guglielmi. The loss of the services of any of Rival's President could have a material adverse effect on Rival business, results of operations and financial condition. Rival has no employment contracts or anti-competition agreements with its key personnel.

Rival's ability to attract additional financing as needed may affect its future success.

Additional financing will be required by Rival to expand its business operations. Such financing, if obtained by Rival, may result in the issuance of additional securities and may not be available on terms favorable to it.

There can be no assurance that additional financing if and when needed will be available on terms favorable to Rival, or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on Rival's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

Future acquisitions of other business entities by Rival would entail numerous risks and uncertainties that could have an adverse affect on its operations and financial condition.

As part of Rival's business strategy, it expects to review acquisition prospects that would complement its existing business, augment the distribution of its products or enhance its technological capabilities. Future acquisitions by Rival could result in potentially dilutive issuances of equity securities, large and immediate write-offs, the incurrence of debt and contingent liabilities or amortization expenses related to goodwill and other intangible assets, any of which could materially and adversely affect Rival's business, results of operations and financial condition.

Furthermore, acquisitions entail numerous risks and uncertainties, including difficulties in the assimilation of operations, personnel, technologies, products and information systems of the acquired companies, the diversion of management's attention from other business concerns, the risks of entering geographic and business markets in which Rival has no or limited prior experience and the potential loss of key employees of acquired organizations.

No assurance can be given as to Rival's ability to successfully integrate any businesses, products, technologies or personnel that might be acquired in the future, and Rival's failure to do so could have a material adverse effect on its business, results of operations and financial condition.

Need to upgrade products and develop new technologies

Continued participation by Rival in the fire protection industry may require the investment of Rival's resources in upgrading of its NAF S-III product and technology for Rival to compete and to meet regulatory and statutory standards. There can be no assurance that such resources will be available to Rival or that the pace of product and technology development established by management will be appropriate to the competitive requirements of the marketplace.

Rival's success will depend to a substantial degree on its ability to develop and introduce in a timely manner new products and enhancements that meet changing customer requirements and emerging industry standards. The development of new, technologically advanced products and enhancements is a complex and uncertain process requiring high levels of innovation as well as the anticipation of technology and market trends.

No dividends declared or any likely to be declared in the future

Rival has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by Rival of dividends, if any, in the future, rests in the discretion of Rival's Board of Directors and will depend, among other things, upon Rival's earnings, its capital requirements and financial condition, as well as other relevant factors.

The possible issuance of additional shares may impact the value of the Company stock

Rival is authorized to issue up to 100,000,000 shares of common stock. It is Rival's intention to issue more shares. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of notes and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of Rival to raise equity capital in the future.

Forward Looking Statements

This Form 8K includes "forward-looking statements" A shareholder or prospective shareholder should bear this in mind when assessing Rival's business. All statements, other than statements of historical facts, included in this registration statement, including, without limitation, the statements under and located elsewhere herein regarding industry prospects and Rival's financial position are forward-looking statements. Although Rival believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectation will prove to have been correct.

Conflicts of Interest of certain directors and officers of Rival

From time to time certain of the directors and executive officers of Rival may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which Rival may participate, the directors of Rival may have a conflict of interest. In addition, Rival's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of Rival and vice versa.

Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to Rival. If such a conflict of interest arises at a meeting of the directors of Rival, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, Rival will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. Rival is not aware of the existence of any conflict of interest as described herein.

Control of Rival by Management

Management of Rival and entities affiliated with Rival own collectively
81.4% of Rival's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by Rival's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

No Trading Market

The value and transferability of Rival's shares may be adversely impacted by the lack of a trading market in the United States for Rival's common stock, the penny stock rules and future share issuances. There will continue to be no market for Rival's common stock in the United States until Rival's common stock is quoted on an exchange in the United States or the NASD's Over the Counter Bulletin Board.

No assurance can be given that a market for Rival's common stock will be quoted on the NASD's Over the Counter Bulletin Board.

The sale or transfer of Rival common stock by shareholders in the United States may be subject to the so-called "penny stock rules."

Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or effect the purchase of a penny stock by any person unless:

	(a) such sale or purchase is exempt from Rule 15g-9;

(b) prior to the transaction the broker or dealer has (1) approved the person's account for transaction in penny stocks in accordance with Rule 15g-9, and (2) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and

(c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The SEC adopted regulations that generally define a penny stock to be any equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (1) an equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operations for at least three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or
(iii) average revenue of at least $6,000,000 for the preceding three  years;
(2) except for  purposes of Section  7(b) of   the Exchange Act and Rule
419, any security that has a price of $5.00 or more; and (3) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of Rival's common stock, assuming a market were to develop in the US therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell Rival's common stock and the ability of shareholders to sell their securities in the secondary market in the US.

Moreover, Rival shares may only be sold or transferred by Rival shareholders in those jurisdictions in the US in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

Jurisdiction

Rival is a Canadian corporation. All of its directors and officers are residents of Canada and a significant part of its assets are, or will be, located outside of the United States. As a result, it may be difficult for shareholders resident in the United States to effect service within the United States upon Rival, directors, officers or experts who are not residents of the United States, or to realize in the United States judgments of courts of the United States predicated upon civil liability of any of Rival, directors or officers under the United States federal securities laws. Accordingly, United States shareholders may be forced to bring actions against Rival and its respective directors and officers under Canadian law and in Canadian courts in order to enforce any claims that they may have against Rival or its directors and officers. Subject to necessary registration under applicable provincial corporate statutes in the case of a corporate shareholder, Canadian courts do not restrict the ability of non-resident persons to sue in their courts.

Lack of Proprietary Rights to Products

Rival does not have any proprietary rights over the products it sells and accordingly it will be unable to rely on patents laws, trade secrets or copyright laws to defend itself from other companies developing competitive products. Therefore, to the extent that Rival is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits.

Rival's business may suffer due to risks associated with international sales and operations

Rival anticipates that export products will account for most of its revenues. International business activities are subject to a number of risks, each of which could impose unexpected costs of Rival that would have an adverse effect on its operating results. These risks include:

* difficulties in complying with regulatory requirements and standards;
	* tariffs and other trade barriers;
	* currency risks;
	* costs and risks of localizing products for foreign countries;
	* reliance on third parties to distribute Rival's products;
	* longer accounts receivable payment cycles;
	* potentially adverse tax consequences;
	* and limits on repatriation of earnings.

Currency Translation Risks

Rival products are sold internationally in US dollars. Exchange rate fluctuations between the US and Canadian dollar may adversely affect Rival's results of operations.

(e)	Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Rival's common stock as of December 9, 2002 by (i) each person or entity known by Rival to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's directors and named executive officers, and (iii) all directors and executive officers of Rival as a group.


                Name and Address         Amount and Nature      Percent
Title of Class  of Beneficial Owner      of Beneficial
        					     Ownership(1)(2)
-------------     -------------------    -------------------  ---------

No Par Value 	Perry Guglielmi		    45,131 Shares       0.73%
Common Stock	President and Director
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value	Robin J. Harvey			    0 Shares	   0%
Common Stock	Director
			Suite 200, 100 Park Royal
			West Vancouver, BC,
			Canada, V7T 1A2

No Par Value      Elio Guglielmi		    834,087 Shares	13.6%
Common Stock     	Holder of Over 5%
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value      Peter G. Matthews		  3,991,087 Shares
67.03%
Common Stock      Holder of Over 5%
			Suite 200, 100 Park Royal
			West Vancouver, BC,
			Canada, V7T 1A2

All Directors and Officers as a Group          45,131 Shares	0.73%

	(1)All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days.

	(2)Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of Rival's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Rival's common stock indicated as beneficially owned by them.

(g)	Directors, Executive Officers, Promoters and Control Persons
Executive Officers and Board of Directors of Rival:

Name:			Age:		Office(s):
-----             ----     --------------
Perry Guglielmi  	38       President and Director
Robin Harvey      44       Director

Biographical Information on Company's Officers and Directors:

Piero (Perry) Dante Guglielmi, President and Director

Perry Guglielmi completed studies in 1994 for international marketing from Simon Fraser University, Vancouver, British Columbia. Between
1989 and 1996, he was responsible for research and the corporate filings for Rival (formerly North American Fire Guardian Technology, Inc.).
From 1996 until the present, Perry has been in charge of marketing, customer support, and national sales. He was appointed President of Rival on May 15, 2002.

Robin Harvey, Director

Robin Harvey's corporate background includes working at Club Med Sales as the Sales, Transportation & Marketing Manager in Vancouver, B.C., from 1990 to 1996 where she was responsible for sales management to the Western Canadian travel industry, including promotional development, operational budgets, media buying and planning for the region. Subsequently, she was Corporate Sales Manager & Promotional Sales & Marketing Manager, British Columbia for AVIS Rent a Car until 2000. At Avis, she was responsible for corporate sales and marketing, establishing new business, territory management and development and expansion of "on-line" marketing relationships and CRM development, promotions, special events, trade and media relationships and location expansions including "start ups". In 2001, Robin Harvey became President of Mytravelguide.com, Inc., a reporting issuer in the United States traded on the NASD OTC BB. She resigned from this position in September, 2001 due to a merger and change of control of this company. She is currently with RJH Production Group of (where) as an Independent Marketing Contractor.

Ms. Harvey is not a director or officer of any other reporting issuer in the United States. Mr. Guglielmi is a director of Prime Equipment, Inc, a reporting issuer in the United States.

(g)	Executive Compensation - Remuneration of Directors and Officers.

Any compensation received by officers, directors, and management personnel of Rival will be determined from time to time by the Board of Directors of Rival. Officers, directors, and management personnel of Rival will be reimbursed for any out-of-pocket expenses incurred on behalf of Rival.

Summary Compensation Table.

The table set forth below summarizes the annual and long-term compensation for services in all capacities to Rival payable to the Chief Executive Officer of Rival and the other executive officers of Rival whose total annual salary and bonus is anticipated to exceed $30,000 during the year ending 2002.

                            SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

Name and                                    Other Annual      All Other
Principal       Year   Salary   Bonus($)  Compensation ($)   Compensation
Position
-----------------------------------------------------------------------
Perry Guglielmi 2002  $30,000    None         None               None
President, CEO
and Director

Compensation of Directors

Directors who are also employees of Rival receive no extra compensation for their service on the Board of Directors of Rival. There are no standard or other arrangements pursuant to which Rival's directors were compensated in their capacity as such during the 2001 fiscal year, nor do they receive any compensation for attending meetings of the Board of Directors or serving on committees of the Board of Directors. Rival may, however, determine to compensate its directors in the future. Directors are entitled to reimbursement of expenses incurred in attending meetings.

Rival does not have a compensation committee of the board of directors established.

Employment Contracts

Rival has not entered into any employment contracts.

Stock Option Plans

The Board of Directors of Rival have not adopted a stock option plan but may do so in the future. The terms of any such plan have not been determined.

Option Grants in the 2001 Fiscal Year

No options are currently outstanding nor were granted by Rival in the 2001 Fiscal year.

Aggregate Option Exercised in the Last Fiscal Year and Fiscal Year- End Option Values

No stock options were exercised by any executive officer of Rival during the 2001 fiscal year.

(h)	Certain Relationships and Related Transactions

During the past two years Rival has not been a party to a transaction in which any of the directors or officers of Rival had a direct or indirect material interest.

Rival will attempt to resolve any such conflicts of interest in favor of Rival. The officers and directors of Rival are accountable to Rival and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling Rival's affairs. A shareholder may be able to institute legal action on behalf of Rival on or behalf of that shareholder and all other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to Rival.

(i)	Legal Proceedings

There are no legal actions pending against Rival nor are any such legal actions contemplated.

(j) 	 Market for Common Equity and Related Stockholder Matters

The Common Shares of Rival are listed on the TSX Venture Exchange under the symbol RTI. The following table sets out the market price range of the Common Shares on the TSX Venture Exchange for each full quarterly period within each of the calendar years indicated:

Fiscal Quarter		High Bid	Low Bid	Volume

2002
First Quarter		$.20		$.11		30,690
Second Quarter		$.22		$.16		14,300
Third Quarter		$.33		$.14        205,633

2001
First Quarter		$.20		$.15		31,011
Second Quarter		$.15		$.15		 8,367
Third Quarter		$.23		$.12		21,805
Fourth Quarter		$.15		$.08		17,327

2000
First Quarter		$2.50		$.20		41,700
Second Quarter		$1.15		$.70		20,200
Third Quarter		$.45		$.32		15,900
Fourth Quarter		$.35		$.17		80,100

It is view of the staff of the Commission that, both before and after the business combination or transaction with an operating entity or other person, the promoters or affiliates of blank check companies as well as their transferees, are "underwriters" of the securities issued and as such securities issued by a blank check company can only be resold through registration under the Act unless there is an applicable exemption. It is the view of staff of the Commission that Rule 144 would not be an available exemption. Accordingly the shares of Rival issued to Jeffrey Lightfoot, as well as any transferees or affiliates, are in the view of staff of the Commission, shares issued to an underwriter and can only be resold through registration under the Act unless there is an applicable exemption.

During this period there was no active trading market for the shares of Rival in the United States, although United States residents may have purchased shares in Canada.

With the completion of the Merger, Rival will apply for participation on the OTC Bulletin Board, an electronic quotation medium for securities traded outside the Nasdaq Stock Market. There can be no assurance that Rival will be approved for participation on the OTC Bulletin Board.

(k)	Recent Sales of Unregistered Securities

The following table discloses all sales of securities of Rival during the preceding three years:

Date Securities Sold       	Number and Class of      Consideration
Received				Securities               by Company

November 5, 2001			4,661,305 common shares  $1,070,098
December 23, 2001               250,000 common shares      30,000
December 16, 2002               150,000 common shares      30,000

All of the securities described above were offered and issued outside the United States to individuals or entities who were not citizens or residents of the United States. Accordingly, the offering and issuance of such securities were not subject to the registration requirements of the Securities Act of 1933 pursuant to Regulation S under the Securities Act of 1933.

(m)	Description of Securities

Rival is authorized to issue 100,000,000 shares of common stock, no par value, each share of common stock having equal rights and preferences, including voting privileges. Rival is not authorized to issue shares of preferred stock. As of December 16, 2002, there were 6,103,934 shares of Rival's common stock issued and outstanding.

The shares of no par value common stock of Rival constitute equity interests in Rival entitling each shareholder to a pro rata share of cash distributions made to shareholders, including dividend payments. The holders of Rival's common stock are entitled to one vote for each share of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors of Rival or any other matter, with the result that the holders of more than 50% of the shares voted for the election of those directors can elect all of the Directors. The holders of Rival's common stock are entitled to receive dividends when, as and if declared by Rival's Board of Directors from funds legally available therefore; provided, however, that cash dividends are at the sole discretion of Rival's Board of Directors. In the event of liquidation, dissolution or winding up of Rival, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities of Rival and after provision has been made for each class of stock, if any, having preference in relation to Rival's common stock. Holders of the shares of Company's common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to Rival's common stock. All of the outstanding shares of Company's common stock are duly authorized, validly issued, fully paid and non-assessable.

(n)	Indemnification of Directors and Officers

Section 128 of the Company Act of British Columbia provides that a corporation may, with the approval of the court, indemnify a person who is a director or former director of the company against all costs, charges and expenses, including an amount to settle an action or satisfy a judgment, actually and reasonably incurred by the person because of being or having been a director, if the person acted honestly and in good faith with a view to the best interests of the corporation and in the case of criminal or administrative action or proceeding, the person had reasonable grounds for believing that the person's conduct was lawful.

DISCLOSURE OF OPINION OF SECURITIES AND EXCHANGE
COMISSION
REGARDING INDEMNIFICATION FOR SECURITIES ACT LIABILITIES
INSOFAR AS
INDEMNIFICATION FOR LIABILITIES OCCURRING PURSUANT TO
THE SECURITIES
ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR
PERSONS
CONTROLLING RIVAL PURSUANT TO THE FOREGOING
PROVISIONS, THE
COMPANY HAS BEEN INFORMED THAT IT IS THE OPINION OF THE
SECURITIES
AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS
AGAINST PUBLIC
POLICY AS EXPRESSED IN THE SECURITIES ACT OF 1933 AND IS,
THEREFORE,
UNENFORCEABLE.

(o)	Financial Statements

	The financial statements of Rival have been prepared on the basis of Canadian GAAP. A reconciliation to U.S. GAAP is included therein.

Copies of the financial statements specified in Regulation 228.310 (Item
310) are filed with Form 8K (see Item 7 below).

ITEM 3.	 BANKRUPTCY OR RECEIVERSHIP.

	Not Applicable

ITEM 4. 	CHANGES IN REGISTRANT'S ACCOUNTANT.

As a result of the Merger Grant Thornton LLP, of Vancouver British Columbia, Canada became the auditor for the successor issuer, Rival, effective June 28, 2002.

The prior auditor of Tracker, Russel & Co. resigned as the auditor for Tracker on June 28, 2002. Russel & Co.'s report on the financial statements for either of Tracker's past two years did not contain an adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope, or accounting principles. Furthermore there were no disagreements between Tracker and Russel & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The appointment of Grant Thornton LLP as auditor was approved by the Board of Directors of Rival.

ITEM 5.	OTHER EVENTS.

Successor Issuer Election

Upon effectiveness of the Merger on June 25, 2002, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Commission, the Company became the successor issuer to Tracker for reporting purposes under the Securities Exchange Act of 1934 (the "Exchange Act") and elects to report under the Exchange Act effective June 25, 2002.

Foreign Private Issuer

As a foreign private issuer Rival will be exempt from the rules under the United States Securities Act of 1934, as amended prescribing the furnishing and content of proxy statements, and officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the said Act.

Rival will furnish its shareholders with its annual reports, which will include a review of operations and annual audited financial statements prepared in conformity with U.S. GAAP.

Jurisdiction

Rival is a British Columbia corporation. All of its directors and officers are residents of Canada and a significant part of its assets are, or will be, located outside of the United States. As a result, it may be difficult for shareholders resident in the United States to effect service within the United States upon Rival, directors, officers or experts who are not residents of the United States, or to realize in the United States judgments of courts of the United States predicated upon civil liability of any of Rival, directors or officers under the United States federal securities laws. Accordingly, United States shareholders may be forced to bring actions against Rival and its respective directors and officers under British Columbia law and in British Columbian courts in order to enforce any claims that they may have against Rival or its directors and officers. Subject to necessary registration under applicable provincial corporate statutes in the case of a corporate shareholder, British
Columbian courts do not restrict the ability of non-resident persons to sue in their courts.

ITEM 6. 	RESIGNATION OF DIRECTORS AND EXECUTIVE
OFFICERS.

The officer and director of Tracker, Jeffery Lightfoot has resigned such offices as a result of the merger with Rival. The officers and directors of Rival will continue as the officers and directors of the successor issuer.

ITEM 7.	FINANCIAL STATEMENTS

(a) Index to Financial Statements

Audited Financial Statements of Rival

Independent Accountant's Report                               F-1 - F-2

Balance Sheet as at December 31, 2000, and December 31, 2001  F-3

Statement of Income, Loss and Deficit for the years ended
December 31, 1999, December 31, 2000 and December 31, 2001    F-4

Statement of Cash Flows for the years ended December 31,
1999, December 31, 2000 and December 31, 2001                 F-5

Notes to Financial Statements                                 F-6-F10

Unaudited Financial Statements of Rival

Balance Sheet as at September 30, 2002  				  F-11

Statement of Income, Loss and Deficit for the nine month
period ending September 30, 2002			              F-12

Statement of Cash Flows for the nine months period
ending September 30, 2002						  F-13

Notes to Financial Statements						  F-14-F-15

(b) Index to Exhibits.

Copies of the following documents are filed with this Form 8K as exhibits:

Exhibits                                                        Page

1   Memorandum and Articles of Incorporation          Previously filed

2   Certificate of Name Change                        Previously filed

3   Merger Agreement between Rival
    and Tracker		 	                        Previously filed

4.  Letter dated October 17, 2002 from
    Russel & Company to the SEC				Previously filed



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVAL TECHNOLOGIES INC.
                                                   (Registrant)


Dated:  December 16, 2002       By:          /s/ "Perry Guglielmi" /s/
                                          -----------------------------
                                              Perry Guglielmi
                                              President

Grant Thornton LLP
Chartered Accountants
Management Consultants
Canadian Member of
Grant Thornton International






						Rival Technologies Inc.
						Financial Statements
						(Expressed in Canadian Dollars)
						December 31, 2001, 2000 and 1999


Grant Thornton LLP
Chartered Accountants
Management Consultants
Canadian Member of
Grant Thornton International







Report of Independent Auditors

To the Shareholders of
Rival Technologies Inc.

We have audited the balance sheets of Rival Technologies Inc. as at December 31, 2001 and 2000 and the statements of operations, deficit and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Canada and in the United States for the years ended
December 31, 2001, 2000 and 1999.Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2001 and 2000 and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999 in accordance with Canadian generally accepted accounting principles. As required by the Company
Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

								GRANT THORNTON LLP
Vancouver, Canada
March 4, 2002						Chartered Accountants

Comments by Auditors for U.S. Readers

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the company's ability to continue as a going concern, such as described in Note 1 to the financial statements. Our report to the shareholders dated March 4, 2002, is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

GRANT THORNTON LLP
Vancouver, Canada
March 4, 2002							Chartered Accountants

Rival Technologies Inc.
Balance Sheets
(Expressed in Canadian Dollars)
December 31						2001		2000
----------------------------------------------------------------------
Assets
Current
	Cash						$22,407	$ 5,894
	Receivables					 60,539	 59,514
	Inventories					   -	       90,000
	Prepaids					  2,713	  2,713
                                          --------	---------
							 85,659     158,121
Capital assets (Note 3)				    -	          205
                                          --------	---------
						      $85,659	$158,326
----------------------------------------------------------------------
Liabilities
Current
	Payables					$76,519	$248,396
	Due to related parties (Note 4)	  -	     1,074,380
                                          --------	---------
						       76,519	1,322,776
                                           --------	---------
Shareholders' Equity (Deficiency)
Capital stock (Note 5)			    6,374,727	5,785,371
Deficit				         (6,365,587)   (6,949,821)
                                       -----------	---------
							  9,140    (1,164,450)
                                        ----------	---------
						      $85,659	 $158,326
----------------------------------------------------------------------
Going concern (Note 1)



See accompanying notes to the financial statements.

Rival Technologies Inc.
Statements of Operations and Deficit
(Expressed in Canadian Dollars)
Years Ended December 31			 2001	      2000		 1999

Sales						$229,924	$242,317	$269,031

Cost of sales				 125,622	 226,801	 134,515
                                    --------	--------	---------
Gross profit			       104,302	  15,516	 134,516

Royalty income				    -		   -	       173,970
                                     --------	--------	---------
						  104,302	  15,516	 308,486
                                     ---------	---------	---------
Expenses
	Accounting and legal		   18,573	  23,837	  44,873
	Depreciation and amortization
	  Deferred development
  costs (Note 6)				-		-	 219,570
	  Licences and other			205		-	 291,398
	Management services		   14,600	  71,245	 227,274
	Office and other			   19,467	  25,269	  30,867
	Regulatory fees			   10,498	  11,622	   7,101
	Rent					   33,529	  32,225	  29,542
	Research and development
      costs (Note 6)				-		-	 162,291
	Telephone and utilities		    6,595	   8,131	  14,022
	Travel and automobile		      623	   6,640	  36,346
                                      --------	--------	---------
					        104,090	 178,969   1,063,284
                                     --------	--------	---------
Earnings (loss) before other items		212	(163,453)	(754,798)

Gain on settlement of debt		  584,022		-		-
                                     --------	--------	---------
Net earnings (loss)			 $584,234   $(163,453)  $(754,798)
                                     --------	--------	---------
Weighted average number of
shares	     				2,033,507  1,118,046    1,042,629
                                    ----------	--------	---------
Basic earnings (loss) per share	 $   0.28	$ (0.16)	$  (0.51)
                                    ----------	--------	---------
Fully diluted earnings (loss)
per share					$    0.25	 $(0.16)	$  (0.51)
                                     ---------	--------	---------
Deficit, beginning of year	    $(6,949,821)$(6,786,368) $(6,031,570)

Net earnings (loss)			  584,234	(163,453)	 (754,798)
                                    ----------	--------	---------
Deficit, end of year		    $(6,365,587)$(6,949,821) $(6,786,368)
                                   -----------	--------	---------


See accompanying notes to the financial statements.

Rival Technologies Inc.
Statements of Cash Flows
(Expressed in Canadian Dollars)
Years Ended December 31			 2001		 2000		 1999

Cash derived from (applied to)
 Operating
	Net earnings (loss)		$584,234	$(163,453) $(754,798)
	Depreciation and
      amortization	           	     205	    -	       510,968
	Gain on settlement
of debt				(584,022)	    -		     -
	Change in non-cash
	operating working capital
	  Receivables and
	  Prepayments		  	  (1,025)	  (27,579)	  (6,974)
	  Inventories	        	   90,000	  121,203	 (78,081)
	  Payables and
        accruals				(102,097)	    2,596	  181,818
	  Due to related
        parties	    	    		    (782)	   32,202	  164,332
                                    -----------	---------	---------
					       (13,487)	  (35,031)	   17,265

	Financing
		Private placement
of shares	  		   30,000	     -	    -
                                     ----------	 ---------	 ---------
Net increase (decrease) in cash	   16,513	  (35,031)	   17,265

Cash

	Beginning of year			    5,894	   40,925	   23,660
                                     ----------- ---------	---------
	End of year				 $ 22,407	$   5,894	   40,925
                                      --------   ---------	---------
Non-cash items not included
in cash flows:
    Settlement of outstanding
    debt resulting in:
	Decrease in payables and
	Accruals			     $ (69,780)	$	-	$	-
	Decrease in due to related
	Parties			     (1,073,598)		-		-
	Increase in capital stock       559,356		-		-


See accompanying notes to the financial statements.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


1.	Operations and going concern

The company sells fire extinguishants and fire retardant products in Canada. Formerly, the company was the exclusive licensed manufacturer and distributor worldwide of a brand of fire extinguishants and fire retardant products. The licence agreement was terminated in December 1999. During the three years ended December 2001, all sales were made to customers in Canada.

These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assume that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

The company's continued existence is dependent upon its ability to raise substantial capital, maintain adequate financing arrangements and to generate profitable operations in the future. During 2001, control of the company passed to a new group that is actively seeking to raise capital and to identify possible business acquisitions.

These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern assumption were not appropriate for these financial statements, then adjustments would be necessary in the carrying values of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used.

2.	Summary of significant accounting policies

Basis of accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in Canada. As described in Note 9, these principles differ in certain respects from those that the company would have followed had its financial statements been prepared in accordance with accounting principles generally accepted in the Unites States of America.

Use of estimates

In conformity with Canadian generally accepted accounting principles, management is required to make estimates and assumptions that could affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.
Actual results could differ from those reported.

Financial instruments

The company's financial instruments consist of cash, receivables, payables and accruals and amounts due to related parties. It is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. It was not practicable to determine the fair value of amounts due from/to related parties. The fair value of the other financial instruments approximate their carrying values.

Inventories

Inventories held for resale are stated at the lower of cost and net realizable value. Cost is determined on the first-in first-out basis.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


2.	Summary of significant accounting policies (Continued)

Capital assets

Capital assets are stated at cost. Depreciation and amortization are provided over the estimated useful life of the assets as follows:

	Furniture and fixtures		20%, declining balance method
	Licences				Straight line over initial term

Revenue recognition

The company sells fire extinguishers and fire retardant products. The company invoices its customers at an agreed price per volume of goods shipped.

The company recognizes revenues when goods have been delivered, invoices rendered and collection is reasonably assured. Allowances for non-collection of revenues are made when collectibility becomes uncertain. Shipping and handling costs are included in cost of sales.

Research and development

Research and development costs are expensed in the year incurred except where in management's opinion there is a reasonable expectation of a project's commercial success, in which case development costs are deferred. When a project is deemed commercially infeasible, deferred costs are written off.

Future income taxes

Future income taxes are provided for significant carry forwards and temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements and losses carried forward for income tax purposes that will result in taxable or deductible amounts in future periods. Future tax assets or liabilities are determined by applying the presently enacted tax rates and laws. A valuation allowance is required when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Earnings per share

Basic earnings (loss) per share amounts have been calculated using the weighted average number of shares outstanding. The dilutive effect of warrants is not reflected in loss per share for 2000 and 1999 as the effect would be antidilutive.

Capital stock issued for other than cash

Capital stock issued for settlement of debts is valued at a settlement price which approximates the quoted stock price at the time of the agreement to issue stock or otherwise at a comparable private placement price for cash.

Any excess of the face value of the debts over the settlement price ascribed to the stock is recognized as a gain on settlement of debt.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


3.	Capital assets

2001 		     2000

Furniture and fixtures				    $	  -		  $  1,514
Accumulated depreciation				  -		    (1,309)
                                                ---------- 	  ---------
								  -		       205
                                                ---------- 	  --------
Licences							   -	         681,767
Accumulated depreciation				   -	        (681,767)
                                                ---------- 	  ---------
								   -			-
                                                ---------- 	  ---------
Net book value					    $   Nil		   $   205
                                                ---------- 	   -------

4.	Due to related parties

 2001		       2000
Due to Explosafe International B.V.,
a former sub-licensee,
non-interest bearing and due on demand	 	$ -		$   942,880
Due to directors for consulting
and management fees,non-interest bearing
and without specific terms of repayment		  -		    123,000
Due to Tag Investments Inc., a former shareholder,
for royalties and product purchases,
non-interest bearing and due on demand		  -	  	      8,500
                                                -------	-----------

							      $  Nil       $1,074,380
                                                -------	  ---------


5.	Capital stock

Authorized:
	100,000,000 common shares, without par value
Issued:

Number
of Shares	 Amount

Balance as at December 31, 1999			14,951,290  $5,785,371
Consolidation of share capital on the basis
of one new share for each ten
existing shares					     (13,456,161)     -
                                                ------------ --------

Balance of shares after share consolidation	 1,495,129	 5,785,371
Escrow shares cancelled				        (452,500)      -
                                                ------------ --------
Balance as at December 31, 2000			 1,042,629	 5,785,371
Settlement of outstanding debt to Explosafe
International B.V.				       4,096,087	   491,530
Settlement of outstanding debt to
related parties	   					   565,218	    67,826
Private placement						   250,000	    30,000
                                                  ------------  -------
Balance as at December 31, 2001			 5,953,934  $6,374,727
                                                  ------------  -------

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


5.	Capital stock (Continued)

Shares issuable under share purchase warrants:

     Number of 			 Number of
                             Shares  			 Shares
    				     Issuable at 	             Issuable at
Expiry Date	 Exercise Price  December 31, 2000 Issued  December
31,2001

August 17, 2003	$0.15		    -		     250,000	250,000


6.	Research and development costs

 						 2001		2000		1999
Deferred development costs

Balance, beginning of year		$   -		$   -		$219,570
Amortization				    -		    -		(219,570)
                                     -------	------	---------
Balance, end of year			 $ Nil	 $ Nil	  $  Nil
                                      -------	------	---------
Research and development expenditures during the year

Testing services				$   -		$   -		$ 47,135
Raw materials and other			    -		    -		 115,156
                                      ------	------	---------
 $ Nil	 $ Nil	$162,291
                                     -------	------	---------

7.	Income taxes

The company has non-capital losses of approximately $2,580,000 that may be utilized to offset income for tax purposes in future years. The right to claim the losses expires in varying amounts between 2002 and 2008.
Also, the availability of the losses for income tax purposes may be restricted if there is a change in control of the company.

These financial statements do not reflect the tax benefits that may be realized in future years related to losses incurred by the company due to the uncertainty of their realization.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


8.	Related party transactions

Transactions with related parties are recorded at their exchange amounts. Related party transactions with directors and officers and with companies directly related to current directors and former directors or formerly related companies not disclosed elsewhere in these financial statements are summarized as follows:

(a) Purchases in the year from a related company totalled $Nil (2000:
$96,000).

(b) General and administrative expenses include the following transactions with related parties:

							2001		2000

Management services			    $15,000	    $60,000

9.	Differences between Canadian and U.S. generally accepted
accounting principles and practices

The financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which differ in certain respects from those principles and practices that the company would have followed had its financial statements been prepared in accordance with accounting principles and practices accepted in the United States of America ("U.S. GAAP"):

- Under U.S. GAAP, services provided by management for $Nil consideration would be accounted for as a capital contribution at the fair value of the services provided. Canadian GAAP does not require such an adjustment.

- Under U.S. GAAP, stock issued to settle debts owed to related parties is recorded at the face value of the debt settled rather than at the fair value of the debt as required under Canadian GAAP. The debts settled in 2001 through the issuance of stock were previously owed to related parties as defined in SFAS 57.

- Under U.S. GAAP, research and development costs are expensed when incurred.

Had the company followed U.S. GAAP the effect on the financial statements of the company of the above differences is as follows:

 							 2001	     2000	   1999

Statement of operations and deficit
Net earnings (loss) under Canadian GAAP  $584,234
$(163,453)$(754,798)
Services contributed by management		(75,000)
Gain on settlement of debt recorded
under Canadian GAAP not recognized under
U.S. GAAP 					     (584,022)	-		 -
Research and development costs expensed
under Canadian GAAP but incurred
in prior years      				  -	      -	   219,570
Net earnings (loss) for
the year under U.S. GAAP 		(74,788)  (163,453) (535,228)
	Basic earnings (loss) per share
under U.S. GAAP   		     $   0.00    $ (0.16)   $(0.51)
	Fully diluted earnings (loss)
per share under U.S. GAAP	     $   0.00    $ (0.16)   $(0.51)

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


9.	Differences between Canadian and U.S. generally accepted
accounting principles and practices (Continued)


						 2001	   	2000	    	1999
Balance sheet
Shareholders' equity (deficiency)
under Canadian GAAP			 $9,140 $(1,164,450)$(1,000,997)
Items increasing (decreasing)
reported shareholders' equity
  Additional paid in capital for
  services contributed by management 75,000	 -		  -
  Services contributed by management
  recognized as period expense under
  U.S. GAAP					(75,000)	 -		  -
  Increase in capital stock for
  settlement of debt under
  U.S. GAAP      				584,022	 -		  -
  Gain on settlement of debt not
  recognized under U.S. GAAP	     (584,022)	 -		  -
  Increase in deficit due to
  research and development costs
  expensed in prior years under
  U.S. GAAP  				   -		 -		  -
Shareholders' equity (deficiency)
under U.S. GAAP				 $9,140 $(1,164,450)$(1,000,997)

For the year ended December 31, 2001, the company had two significant customers, which accounted for 72% and 28% of sales. For the year ended December 31, 2000 the company had two significant customers, which accounted for 65% and 35% of sales.

UNAUDITED FINANCIAL STATEMENTS FOR NINE MONTHS PERIOD
ENDING SEPTEMBER 30, 2002

RIVAL TECHNOLOGIES INC.
Balance Sheet
(Expressed in Canadian Dollars)
(Unaudited -prepared by management)
(Unaudited)	(Audited)

					September 30,	December 31,
					2002			2001

Assets
Current
	Cash				$	18,317	$	22,407
	Inventories				-			-
	Receivables				7,311			60,539
	Prepaids				1,297			2,713

					$	26,925	$	85,659



Liabilities
Current
	Payables and accruals	$	70,378	$	76,519

Shareholders' (Deficiency) Equity

	Capital stock  (Note 3)		6,374,727	6,374,727
	Deficit	  			(6,418,180)	( 6,365,587)
						(43,453)	     9,140

					$	26,925	$	85,659

Going concern (Note 1)

On behalf of the Board


Perry Guglielmi (signed) Director	Robin J. Harvey (signed) Director
PERRY GUGLIELMI	        		ROBIN J. HARVEY


See accompanying notes to the financial statements


RIVAL TECHNOLOGIES INC.
Statement of Income and Deficit
For the Nine and Three months ended September 30, 2002
(Expressed in Canadian Dollars)
(Unaudited -prepared by management)
				2002		2001		2002		2001
				(Nine months)		(Three months)


SALES				$74,447	$102,018	$0		$
	690

COST OF SALES		40,468	48,885	3,121		493

GROSS PROFIT		33,979	53,133	(3,121)	197


EXPENSES

	Accounting and
	legal			14,113	10,573	8,625		1,000
	Automobile		0		176		0		(  58)
	Conferences,
	meetings and dues	0		0		(90)		0
	Interest and bank
	charges		1,439		356		497		102
	Management fees	22,500	7,500		7,500		7,500
	Office and other	6,530		4,855		1,096		2,777
	Regulatory fees	7,472		8,597		4,231		3,832
	Rent			28,229	25,327	9,340		8,725
	Telephone and
	utilities		4,194		5,068		1,465		1,727
	Travel		2,095		0		849		0
				86,572	62,452	33,513	25,605

NET INCOME (LOSS)		(52,593)	(9,319)	(36,634)	(25,408)

DEFICIT, beginning of
period			( 6,365,582) (6,949,821) (6,381,546) (6,933,732)
DEFICIT, end of period	$(6,418,180) $(6,959,140) $(6,418,180) $(6,959,140)

Weight average number
of shares			5,953,954	1,042,629	5,953,954	1,042,629

Basic earning (loss)
per share	            (0.01)	(0.01)	(0.01)	(0.02)

Fully diluted earning
(loss) per share	 	(0.01)  	(0.01)	(0.01)	(0.02)


See accompanying notes to financial statements


RIVAL TECHNOLOGIES INC.
Statement of Cash Flows
For the Nine and Three months ended September 30, 2002

(Expressed in Canadian Dollars)
(Unaudited - prepared by management)
					2002		2001		2002		2001
					(Nine months)		(Three months)



Cash derived from (applied to)

	Operating

	Net income (loss)		$(52,593)	$(9,319)	$(36,634)	$(25,408)

	Change in non-cash
	operating working capital  48,503	73,268	44,664	34,974

					(4,090)	63,949	8,030		9,566


	Financing

		Advances (to) from
		related parties		-	(12,000)		-	-

		Increase in cash	(4,090)	51,949	8,030		9,566

	Cash

		Beginning of period  22,407	5,894		10,287	48,277

		End of period	$18,317	$57,843	$18,317	$57,843


See accompanying notes to financial statements


Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited-prepared by management)
September 30, 2002


1.     Organization and continuing operations

These financial statements have been prepared on the basis of generally accepted accounting principles applicable to a going concern, which assumes that the company will realize its assets and discharge its liabilities in the normal course of business. The company has accumulated substantial losses and has a working capital deficiency of $ 43,453. Accordingly, its continuation will depend upon the company's ability to obtain adequate financing and to generate profitable operations in the future.

2.     Summary of significant accounting policies

Basis of presentation
These interim period financial statements have been prepared by the Company in accordance with Canadian generally accepted auditing standards and practices consistent with those used in the preparation of the company's annual financial statements. Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These interim period statements should be read together with the annual financial statements and the accompanying notes included in the company's latest annual report.

Use of estimates

In conformity with generally accepted accounting principles, management is required to make estimates and assumptions that could affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period. Actual results could differ from those reported.

Financial instruments

The company's financial instruments consist of cash, receivables, payables and accruals and amounts due to (from) related parties. It is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values.

Rival Technologies Inc.
Notes to the Financial Statements  (continued)
(Expressed in Canadian Dollars)
(Unaudited - prepared by management)
September 30, 2002

3.       Capital stock

Authorized:
    100,000,000 common shares, without par value

Issued:	September 30,	September 30,
		2002			2001

				Number			Number
				of Shares	Amount	of Shares	Amount
Balance, beginning
of period			5,953,934	$6,374,727	1,042,629	$5,785,371
				___________	__________	_________	__________

Balance, end of period	5,953,934	$6,374,727	1,042,629	$5,785,371
				___________	__________	_________	__________


4. 	Canadian and US Generally Accepted Accounting Principles

The financial statements have been prepared in accordance with accounting principles generally accepted in Canada ('Canadian GAAP') which differ in certain respects from those principles and practices that the company would have followed had its financial statements been prepared in accordance with accounting principles and practices accepted in the United States of America ('U.S. GAAP')
- Under US GAAP, services provided by management for $Nil consideration would be accounted for as a capital contribution at the fair market value of the services provided. Canadian GAAP does not require such an adjustment.
- Under U.S. GAAP, stock issued to settle debts owed to related parties is recorded at the face value of the debt settled rather than the fair value of the debt as required under Canadian GAAP. The debts settled in 2001 through the issuance of stock were previously owed to related parties as defined in SFAS 57.


RIVAL TECHNOLOGIES INC.
Balance Sheet
 (Expressed in Canadian Dollars)
(Unaudited -prepared by management)

4. Differences between Canadian and U.S. generally accepted accounting principles and practices (Continued)

Had the company followed U.S. GAAP the effect on the financial statements of the company of the above differences is as follows:
							2002	2001		2002	2001
						(Nine months)		(Three months)

Statement of operation and deficit

Net (Loss) earning under Canadian GAAP	(52,593) (9,319)  (36,634) (25,408)
Service contribution by management	      (45,000)(60,000)  (15,000) (15,000)
Gain on settlement of debt recorded
  under Canadian GAAP not recognized
  under US GAAP		                     -		-	   -       -

Net loss for the year under US GAAP 	(97,593)(69,319)  (51,634) (40,408)

Loss per share (basic and diluted)        $ (0.02) $ (0.07) $ (0.01) $(0.04)
Under 	GAAP US
Balance Sheet

 						September 30, 2002	December 31, 2001
Shareholder (deficiency) equity
under Canadian GAAP			$ (43,453)			$ 9,140
Items increasing (decreasing)
reported shareholders equity

Additional paid in capital for
services contributed by management 	   45,000			  75,000
Services contributed by management
recognized for the period expenses
under U.S. GAAP				  (45,000)			 (75,000)
Increase in capital stock for settlement
of debt under U.S. GAAP				  -			  584,022
Gain in settlement of debt not
recognized under U.S. GAAP
              					  -			(584,022)

Shareholders equity (deficiency)
under U.S. GAAP				  $(43,453)			  $9,140

For the nine months ended September 30, 2002 the company had two significant customers which account for 90% and 10% of sales. For the nine months ended September 30, 2001 the company had two significant customers, which accounted for 75% and 25% of the sales